                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 30, 1996

                        COMMISSION FILE NUMBER 1-12246

                        NATIONAL GOLF PROPERTIES, INC.
            (Exact name of registrant as specified in its charter)



               MARYLAND                           95-4549193
     (State or other jurisdiction of           (I.R.S. Employer
            incorporation)                  Identification Number)


        1448 15TH STREET, #200
       SANTA MONICA, CALIFORNIA                     90404
(Address of principal executive offices)          (Zip Code)


                                 (310) 260-5500
              (Registrant's telephone number, including area code)



                                 NOT APPLICABLE
             (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(A) On July 30, 1996, the Company purchased an undivided 70.32% ownership interest in twenty golf courses and related assets in exchange for consideration consisting of the issuance of 1,577,820 shares of common stock of the Company, valued at approximately $40.8 million. As part of the transaction, National Golf Operating Partnership, L.P. (the "Partnership") acquired the remaining undivided 29.68% ownership interest in the golf courses and related assets in exchange for consideration of approximately $17.2 million in cash. The Partnership obtained such funds by borrowing such amount pursuant to a Credit Agreement with Bank of America National Trust and Savings Association, dated as of September 29, 1993.

     The twenty golf courses include six courses in Texas, two courses in each of Florida, Kansas, Louisiana, and Oklahoma, and one course in each of Colorado, Idaho, Ohio, North Carolina, South Carolina and Tennessee. The related assets consist of personal property used in the operation of the golf courses.

     The golf courses and related assets were acquired from Golf Enterprises, Inc. ("GEI"). Robert H. Williams, the President and Chief Executive Officer of GEI at the time of the purchase, owned and continues to own 75,003 partnership units as a limited partner of the Partnership, of which the Company is the general partner.

     Immediately following the acquisition described above, the Company transferred its undivided ownership interest in the golf courses and related assets to the Partnership in exchange for consideration consisting of the issuance of 1,577,820 partnership units of the Partnership, valued at approximately $40.8 million.

     After such transfer, the Partnership leased the golf courses and related assets to American Golf Corporation ("AGC") pursuant to a triple net lease for an initial term of fifteen years which provides for a minimum base rent and a percentage rent feature enabling the Company to participate in revenue growth of such courses. David G. Price is the principal shareholder and Chairman of the Board of AGC. Mr. Price is also the Chairman of the Board of the Company, and prior to the acquisition owned, and currently owns, 6.3% and 5.5%, respectively, of the outstanding common stock of the Company.

     In determining the amount of consideration paid in the acquisition, transfer and lease of the golf courses and related assets, the Company followed valuation principles consistent with its past practices.

     These transactions are more fully described in the definitive Proxy Statement of the Company filed on Schedule 14A with the Commission on June 25, 1996, which is herein incorporated by reference.

(B) The golf courses and related assets acquired by the Company were operated by GEI as golf courses. The Company intends to continue such use. Under the terms of the lease between the Company and AGC, AGC will operate the golf courses.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The financial statements required to be filed as part of this report have been previously filed in the definitive Proxy Statement of the Company filed on
Schedule 14A with the Commission on June 25, 1996, and are herein incorporated by reference to such Proxy Statement.

(B)  PRO FORMA FINANCIAL INFORMATION.

     The pro forma financial information required to be filed as part of this report has been previously filed in the definitive Proxy Statement of the Company filed on Schedule 14A with the Commission on June 25, 1996, and is herein incorporated by reference to such Proxy Statement.

(C)  EXHIBITS.


Exhibit
Number                                  Description
- ------                                  -----------

2.1       Asset Purchase Agreement and Agreement and Plan of Merger, dated as of
          February 2, 1996, among Golf Enterprises, Inc., National Golf
          Properties, Inc. and GEI Acquisition Corporation (including as exhibits a Stockholder Agreement, dated as of February 2, 1996, by and among National Golf Properties, Inc., GEI Acquisition Corporation,
          Robert H. Williams, Golder, Thoma, Cressey Fund II and Golder, Thoma,
          Cressey Fund III Limited Partnership, and a Termination Fee Agreement, dated as of February 2, 1996, by and among GEI Acquisition
          Corporation, Robert H. Williams, Golder, Thoma, Cressey Fund II and
          Golder, Thoma, Cressey Fund III Limited Partnership) (incorporated by reference to Annex I to the Company's definitive Proxy Statement on
          Schedule 14A dated June 25, 1996).

2.2       First Amendment to Asset Purchase Agreement and Agreement and Plan of
          Merger, dated as of February 16, 1996, among Golf Enterprises, Inc.,
          National Golf Properties, Inc. and GEI Acquisition Corporation
          (incorporated by reference to Annex II to the Company's definitive
          Proxy Statement on Schedule 14A dated June 25, 1996).

2.3       Assignment Agreement, dated as of July 30, 1996, between National Golf
          Properties, Inc. and National Golf Operating Partnership, L.P.

2.4       Lease Agreement, dated as of July 30, 1996, between National Golf
          Operating Partnership, L.P. and American Golf Corporation.

23.1      Consent of Coopers & Lybrand L.L.P.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL GOLF PROPERTIES, INC.



Date: August 13, 1996              By: /s/ Edward R. Sause
                                       -------------------
                                       Edward R. Sause
                                       Executive Vice President and
                                       Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                                                                                  Numbered
Number                        Description                                                  Page
- -------                       -----------                                                --------

2.1       Asset Purchase Agreement and Agreement and Plan of Merger, dated as of
          February 2, 1996, among Golf Enterprises, Inc., National Golf
          Properties, Inc. and GEI Acquisition Corporation (including as exhibits a Stockholder Agreement, dated as of February 2, 1996, by and among National Golf Properties, Inc., GEI Acquisition Corporation,
          Robert H. Williams, Golder, Thoma, Cressey Fund II and Golder, Thoma,
          Cressey Fund III Limited Partnership, and a Termination Fee Agreement,
          dated as of February 2, 1996, by and among GEI Acquisition
          Corporation, Robert H. Williams, Golder, Thoma, Cressey Fund II and
          Golder, Thoma, Cressey Fund III Limited Partnership) (incorporated by reference to Annex I to the Company's definitive Proxy Statement on
          Schedule 14A dated June 25, 1996)..........................................

2.2       First Amendment to Asset Purchase Agreement and Agreement and Plan of
          Merger, dated as of February 16, 1996, among Golf Enterprises, Inc.,
          National Golf Properties, Inc. and GEI Acquisition Corporation
          (incorporated by reference to Annex II to the Company's definitive
          Proxy Statement on Schedule 14A dated June 25, 1996)......................

2.3       Assignment Agreement, dated as of July 30, 1996, between National Golf
          Properties, Inc. and National Golf Operating Partnership, L.P.............

2.4       Lease Agreement, dated as of July 30, 1996, between National Golf
          Operating Partnership, L.P. and American Golf
          Corporation...............................................................

23.1      Consent of Coopers & Lybrand L.L.P........................................

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